UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2010

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7386 Pershing Ave, University City, Missouri	63130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 862-8670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, Michael Kime resigned as an officer of Cleantech Biofuels, Inc. (the “Company”) on June 21, 2010. The Company accepted Mr. Kime’s resignation and determined that Mr. Kime had resigned without good reason. As a result, the Employment Agreement between the Company and Mr. Kime dated August 31, 2007 expired on September 19, 2010, which was 90 days after Mr. Kime’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.
Date: September 23, 2010	By:	/s/ Edward P. Hennessey
		Name:	Edward P. Hennessey
		Title:	Chief Executive Officer and President